ALPHA SELECT FUNDS


                                 Class I Shares
                                   PROSPECTUS
                                January 31, 2004


                           TARGET SELECT EQUITY FUND


                              Investment Adviser:
                      CONCENTRATED CAPITAL MANAGEMENT, LP

                            Investment Sub-Adviser:
                        TURNER INVESTMENT PARTNERS, INC.

     The  Securities  and Exchange  Commission  has not approved or  disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              About This Prospectus

Alpha Select Funds is a mutual fund family that offers different classes of shares in separate investment portfolios. At this time, the Funds offer only one portfolio, the Target Select Equity Fund (the "Fund"). The Fund has three different classes of shares, Class A, Class C and Class I, that have different expenses and characteristics. Currently, the Class I Shares are the only shares of the Fund being offered. This prospectus gives you important information about these shares that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about the Fund, please see:

                                                                            Page
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     FUND SUMMARY ........................................................    1
     INVESTMENTS AND PORTFOLIO MANAGEMENT ................................    6
     PURCHASING, SELLING AND EXCHANGING FUND SHARES ......................    7
     DIVIDENDS AND DISTRIBUTIONS .........................................   13
     TAXES ...............................................................   13
     FINANCIAL HIGHLIGHTS ................................................   14

TO OBTAIN MORE INFORMATION ABOUT ALPHA SELECT FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.


Target Select Equity Fund

Fund Summary
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CUSIP                                 02077R302
--------------------------------------------------------------------------------
Fund Number                           1296
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Investment Objective                  Long-term capital appreciation
--------------------------------------------------------------------------------
Investment Focus                      Common stocks of U.S. and foreign issuers
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Share Price Volatility                Very High
--------------------------------------------------------------------------------
Principal Investment Strategy         The Fund invests in U.S. and foreign
                                      companies with growth potential
--------------------------------------------------------------------------------
Investor Profile                      Investors seeking capital appreciation who
                                      can withstand the share price volatility
                                      of focused equity investing
--------------------------------------------------------------------------------

PRINCIPAL STRATEGY

The Target Select Equity Fund invests primarily (at least 80% of its net assets) in U.S. and foreign common stocks and other equity securities without regard to their market capitalization. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest in securities of companies operating in a broad range of industries located in the U.S. and overseas.

MULTI-MANAGER APPROACH

The Fund employs a multi-manager approach to take advantage of the best investment ideas of a number of sub-advisers, each with its own investment approach. Under a multi-manager approach, each sub-adviser manages a portion of the Fund's assets under the general supervision of the Fund's investment adviser (such sub-advisers and the investment adviser together, the "Advisers"). Here, each sub-adviser selects a relatively small number of securities, as few as 10, for its portion of the Fund's assets. This focused security-selection process permits each sub-adviser to act on only the investment ideas that it thinks have the greatest return potential.

The Fund's investment adviser, Concentrated Capital Management, LP ("CCM") ensures that the sub-advisers comply with the Fund's investment policies and guidelines. CCM will also recommend the appointment of additional or replacement sub-advisers to the Board of Trustees (the "Board").

PRINCIPAL RISKS

The Fund's Advisers invest the Fund's assets in a way that each believes will help the Fund achieve its goal of long-term capital appreciation. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Advisers' judgments about the markets, economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. There is the risk that you could lose money on your investment in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

Equity securities are subject to market and economic risks that will cause their prices to fluctuate over time. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

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OTHER RISKS OF INVESTING IN THE FUND INCLUDE THE FOLLOWING:

MARKET RISKS

Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, which may cause their securities' prices to decline. In addition, the Fund is also subject to the risk that equity securities generally may underperform compared to debt securities and other asset classes. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

NON-DIVERSIFICATION
The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities as compared to a diversified fund.

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

STOCK SELECTION AND PORTFOLIO TURNOVER

The Fund's success depends largely on CCM's ability to select sub-advisers who in turn make individual security selection decisions. The Fund's investment approach seeks to generate positive returns from the efforts of separate sub-advisers who each manage a portion of the Fund's assets. There is a risk that the combined performance of the Fund's various sub-advisers will lag that of funds that employ a single strategy or style. There is also a risk that a sub-adviser's performance in its chosen strategy will lag that of other advisers that utilize a similar approach.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and may generate more taxable short-term gains for shareholders.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Investments in foreign countries are generally denominated in a foreign currency. Changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. The Fund may invest in such companies through American Depositary Receipts ("ADRs"). While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

SMALL CAP AND MIDCAP COMPANIES

Any small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. These companies may not have the management experience, market and financial resources, product diversification and competitive strengths of larger companies and may depend upon a relatively small management group. In addition, the share prices of small-capitalization companies may be extremely volatile.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


The performance shown from December 31, 1998 until October 31, 2000 is for the Turner Funds' (formerly TIP Funds) TIP Target Select Equity Fund (the "TIP Fund"), the Fund's predecessor. The Target Select Equity Fund began operations as part of the Alpha Select Funds on November 1, 2000. From December 31, 1997 through October 31, 2000, Turner Investment Partners, Inc., ("Turner") was the TIP Fund's principal investment adviser, and engaged several sub-advisers. Turner was responsible for the continuous review, supervision and administration of the Fund's investment program, which included overseeing two sub-advisers. In addition, Turner was responsible for making day-to-day investment decisions for some of the assets of the TIP Fund.


CCM has served as investment adviser since the Fund became part of the Alpha Select Funds on November 1, 2000. CCM is responsible for the continuous review, supervision and administration of the Fund's investment program, which includes overseeing Turner as a sub-adviser and, in the future, other related and unrelated sub-advisers. However, CCM is not responsible for making day-to-day investment decisions for the Fund.

This bar chart shows changes in the performance of the Fund's shares from year-to-year since inception.1 Past performance is not necessarily an indication of how the Fund will perform in the future.2

[BAR CHART OMITTED, PLOT POINTS FOLLOWS]


1998               25.45%
1999              113.07%
2000              -17.19%
2001              -24.71%
2002              -45.14%
2003               31.09%


1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.
  PERFORMANCE WOULD HAVE BEEN LOWER IF TURNER AND CCM HAD NOT WAIVED FEES AND REIMBURSED EXPENSES. THE FUND COMMENCED OPERATIONS ON DECEMBER 31, 1997.

2 THE FUND'S FAVORABLE PERFORMANCE IN 1999 WAS AFFECTED BY A NUMBER OF FACTORS
  THAT MAY NOT HAVE THE SAME EFFECT ON THE FUND'S PERFORMANCE IN THE FUTURE. THESE FACTORS INCLUDE PARTICIPATION IN INITIAL PUBLIC OFFERINGS, UNUSUAL MARKET CONDITIONS AND THE RELATIVELY SMALL SIZE OF THE FUND COMPARED WITH ANY ONE OF THE FUND'S INVESTMENTS.

         BEST QUARTER         WORST QUARTER
            43.45%               -31.90%
          (12/31/99)            (12/31/00)

This table compares the Fund's average annual total returns for the periods ended December 31, 2003 to those of the Russell 3000 Index.1 After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Class I Shares only and will vary for other share classes. The returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

                                                                                     Since Inception
                                                       1 Year          5 Years          (12/31/97)
--------------------------------------------------------------------------------------------------------
TARGET SELECT EQUITY FUND - CLASS I SHARES
  Before taxes                                           31.09%          -0.91%           3.07%
  After taxes on distributions                           30.73%          -5.52%          -1.47%
  After taxes on distributions and sale of shares        20.30%          -2.31%           0.93%
RUSSELL 3000 INDEX(1)                                    31.06%           0.37%           3.99%2


1 THE RUSSELL 3000 INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATIONS) INDEX OF THE 3,000 LARGEST U.S. COMPANIES. 2 THE CALCULATION DATE FOR THE INDEX IS DECEMBER 31, 1997.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                 Class I Shares
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                         None
 Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                        None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                 Class I Shares
--------------------------------------------------------------------------------


Investment Advisory Fees                              0.9518%(1)
Distribution (12b-1) Fees                               None
Total Other Expenses                                  36.3243%
                                                     -------------
TOTAL ANNUAL FUND OPERATING EXPENSES                  37.2761%
Fee Waivers and Expense Reimbursements               (35.7761%)(2)
                                                     -------------
NET TOTAL OPERATING EXPENSES                             1.50%(3)

1 THE ADVISORY FEE IS SUBJECT TO A PERFORMANCE ADJUSTMENT BASED ON THE FUND'S PERFORMANCE RELATIVE TO THE PERFORMANCE OF THE RUSSELL 3000 INDEX AND MAY RUN FROM 0.9125% TO 1.2125% DEPENDING ON THE FUND'S PERFORMANCE.

2 CCM HAS CONTRACTUALLY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP THE FUND'S "TOTAL ANNUAL OPERATING EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 1.50% THROUGH JANUARY 31, 2007.

3 CCM HAS VOLUNTARILY COMMITTED TO WAIVE FEES AND REIMBURSE EXPENSES TO KEEP "TOTAL OTHER EXPENSES" OF THE CLASS I SHARES FROM EXCEEDING 0.1575%; COMBINED WITH THE CURRENT INVESTMENT ADVISORY FEE, NET TOTAL OPERATING EXPENSES IS ESTIMATED TO TOTAL 1.11%. CCM WILL MAINTAIN THIS WAIVER ARRANGEMENT UNTIL SEPTEMBER 30, 2004.

FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DISTRIBUTION OF FUND SHARES."

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated above and you reinvest all dividends and distributions. Using these assumptions, your approximate costs of investing $10,000 in the Fund would be:


                                1 Year      3 Years       5 Years      10 Years
-------------------------------------------------------------------------------
Target Select Equity Fund
   Class I Shares                $153          $474        $6,287      $10,511
-------------------------------------------------------------------------------

INVESTMENTS AND PORTFOLIO MANAGEMENT

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (SAI).


The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with its objectives. The Fund will do so only if the Adviser believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains.


INVESTMENT ADVISER

CCM, an SEC-registered adviser, serves as the investment adviser to the Fund. CCM was formed on May 19, 2000. As investment adviser to the Fund, CCM makes recommendations to the Board with respect to the appropriate allocation of assets to each of the Fund's sub-advisers. In addition, CCM is authorized to make investment decisions for the Fund and to continuously review, supervise and administer the Fund's investment program. CCM also ensures compliance with the Fund's investment policies and guidelines. The Fund operates as a "manager of managers" fund under a U.S. Securities and Exchange Commission exemptive order. This order permits CCM to hire or replace sub-advisers with Board (rather than shareholder) approval.


For its services, CCM is entitled to receive base investment advisory fees at an annualized rate for the fiscal year ended September 30, 2003, based on the average daily net assets of the Fund, of 1.0625%. However, these fees may be higher or lower depending on the Fund's performance relative to the Russell 3000 Index. If the Fund outperforms its benchmark by a set amount, CCM will receive higher advisory fees. Conversely, if the Fund underperforms its benchmark by the same amount, CCM will receive lower advisory fees. The Fund's advisory fee may range from a lowest possible fee of 0.9125% to a highest possible fee of 1.2125%. The Fund's SAI contains additional information about possible performance-based adjustments to CCM's fees.

For its services during the most recent fiscal year, CCM received no advisory fees and reimbursed expenses of 34.82% of Fund assets.


SUB-ADVISER

As of the date of this prospectus, CCM employs and oversees one sub-adviser, Turner, who currently manages 100% of the Fund's total assets.


Turner generally employs a growth style that emphasizes investments in equity securities in companies with above average earnings growth prospects. It employs an earnings momentum strategy that concentrates on companies with more volatile and accelerating growth rates. As of December 31, 2003, Turner had approximately $12 billion in assets under management.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell or exchange shares of the Fund.

In order to open a new account, you must complete and mail the New Account Application that you receive with this prospectus.

Your check must be made payable to the Alpha Select Funds or wires must be sent according to the instructions below.

The minimum initial investment for Class I Shares is $2,500. The minimum subsequent investment for Class I Shares is $50. Currently, the Fund only offers Class I shares. The Fund reserves the right to waive the minimum initial investment, and may do so for financial intermediaries who purchase shares through a brokerage firm or a mutual fund marketplace.

--------------------------------------------------------------------------------
SHAREHOLDERS OF THE ALPHA SELECT FUNDS MAY DO THE FOLLOWING:
--------------------------------------------------------------------------------

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-866-BI-ALPHA between 9:00 AM and 4:00 PM Eastern Time Monday through Friday and press
      3 to place a trade.
--------------------------------------------------------------------------------


* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:


      By regular mail                              By express or overnight mail

      Alpha Select Funds                           Alpha Select Funds
      P.O. Box 219520                              c/o DST Systems Inc.
      Kansas City, MO 64105-9520                   330 W. 9th Street
                                                   Kansas City, MO 64105
--------------------------------------------------------------------------------


*     PURCHASE FUND SHARES BY WIRING FUNDS TO:
      United Missouri Bank of Kansas NA
      ABA #101000695
      Account # 9870964856
      Further Credit: Target Select Equity Fund, shareholder name and Alpha Select Funds account number

PURCHASING ALPHA SELECT FUND SHARES

When Can You Purchase Shares?


You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day").

The Fund will only accept purchase requests that are in good order ("Good Order"). Good Order requires that the purchaser provide a completed and signed account application, including the purchaser's social security number, tax identification number, and other identification required by law or regulation. We may require that you provide photo identification such as a driver's license or passport and may telephone you to verify information you have provided. If you do not provide the required information, or if we are unable to verify your identity, the Fund reserves the right to close your account or take such other steps as we deem reasonable. We can accept purchases only in U.S. dollars drawn on U.S. banks. We cannot accept cash, cashier's checks, traveler's checks, money orders, credit cards, credit card checks, or third party checks (except for properly endorsed IRA rollover checks).


We may reject or cancel any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

How to open an account:

o BY MAIL: Please send your completed application, with a check payable to Alpha Select Funds, to Alpha Select Funds, P.O. Box 219520, Kansas City, MO 64105-9520. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE: Please call us at 1-866-BI-ALPHA (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete, you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7096-485-6; Further Credit: Target Select Equity Fund. Your name and account number must be specified in the wire.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the NAV next determined after the Fund receives your purchase order. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). In order for you to receive the current Business Day's NAV, we must receive your purchase or redemption request before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES

o BY MAIL: Please send your check payable to Alpha Select Funds along with a signed letter stating the name of the Target Select Equity Fund and your account number.

o BY PHONE: Current shareholders are eligible to purchase additional shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested
                                        8
     telephone privileges can call 1-866-BI-ALPHA (option 3) and give the Fund and account number they would like to make a subsequent purchase into. You must then instruct your bank to wire the money by following the instructions listed under "HOW TO OPEN AN ACCOUNT" above.

ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.


FOREIGN INVESTORS

The Funds do not generally accept investments by non-US persons. Non-US persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund's Investor Services Team, at 1-866-BI-ALPHA, for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if you do not provide the required identifying information.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity, and the Fund shall have no obligation with respect to the terms of any such document.

The Funds will attempt to collect any missing information required on the application by contacting you or, if applicable, your broker. If the Fund is unable to obtain this information within a timeframe established in its sole discretion (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next determined after receipt of your application in proper form (less any applicable sales charges).

However, the Funds reserve the right to close your account at the then-current day's net asset value (less any applicable sales charges) and remit proceeds to you via check if it is unable to verify your identity. The Funds will attempt to verify your identity within a timeframe established in its sole discretion (e.g., 96 hours), which may change from time to time. The Funds further reserve the right to hold your proceeds until your check for the purchase of Fund shares clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority or by applicable law.


SELLING ALPHA SELECT FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

o BY MAIL: If you wish to redeem shares of the Fund, you should send us a letter with your name, Fund name and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required (see below for further information).

o BY PHONE: When filling out a New Account Application you are given the opportunity to establish telephone redemption privileges. If you elect to take advantage of this privilege you will be able to redeem shares of the Alpha Select Funds by calling 1-866-BI-ALPHA (option 3) and informing one of our representatives.

If you own shares through an account with a broker or other institution, you should contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, you should notify us in writing and include a signature guarantee.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-866-BI-ALPHA for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature. The Fund requires signature guarantees with: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide for the redemption proceeds to be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from: a national or state bank, a trust company, a credit union, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). Although it is highly unlikely that your shares would ever be redeemed in-kind, you would have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, PROCEEDS FROM THE REDEMPTION MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES


When you exchange shares, you are really selling your shares and buying other Alpha Select Fund shares, which is a taxable event. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request. You should recognize, however, that the Alpha Select Funds currently offer no other funds.


You may exchange your shares on any Business Day by contacting the Alpha Select Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will bear the risk of any loss resulting from any unauthorized or fraudulent instructions.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.
                                       12

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000 for Class A, Class C or Class I Shares because of redemptions, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

Turner Investment Distributors, Inc. (TID), a registered broker-dealer that is owned and operated by Turner Investment Partners, Inc., is the Distributor of the Fund.

Class I Shares do not pay distribution or shareholder servicing fees.

TID may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by TID. Under any such program, TID may provide incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its investment income annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them or take them in cash. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in the Fund. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.


GENERALLY, EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT. For tax purposes, an exchange of your shares for shares of another Alpha Select Fund is treated the same as a sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer.


The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.


Please see the SAI for additional tax information.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about shares of the TIP Target Select Equity Fund, the Fund's predecessor, for the years 1998-2000*. The Fund became part of the Alpha Select Funds in November 2000. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. The Financial Highlights for each period ended September 30, have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the Fund's annual report that accompanies the SAI. You can obtain the semi-annual and annual reports, which contain more performance information, at no charge by calling 1-866-BI-ALPHA.

TARGET SELECT EQUITY FUND


---------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD ENDED SEPTEMBER 30:                 2003             2002         2001(2)         2000          1999
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $4.03            $6.37         $21.84         $17.17        $10.34
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                       0.05            (0.09)         (0.02)         (0.06)        (0.07)
Realized and Unrealized Gains on Investments       0.91            (2.25)        (10.32)         10.74          7.80
Total From Investment Operations                   0.96            (2.34)        (10.34)         10.68          7.73
LESS DISTRIBUTIONS
Distributions From Net Investment Income             --               --             --             --            --
Distributions From Capital Gains                     --               --          (5.13)         (6.01)        (0.90)
Total Distributions                                  --               --          (5.13)         (6.01)        (0.90)
Net Asset Value End of Period                     $4.99            $4.03          $6.37         $21.84        $17.17
TOTAL RETURN +                                    23.82%          (36.73)%       (57.64)%        74.45%        80.04%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (000)                     $543             $293         $1,759         $4,506        $1,839
Ratio of Net Expenses to Average Net Assets ++     0.49%(1)         1.10%          1.23%(3)       1.30%         1.30%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ++                           1.02%           (0.80)%        (0.26)%        (0.55)%       (0.56)%
Ratio of Total Expenses to Average Net Assets     37.26%           26.94%         10.29%          6.06%        10.19%
Portfolio Turnover Rate                          837.39%          984.03%        681.78%      1,081.55%     1,279.40%

* THE FUND WAS MANAGED BY TURNER INVESTMENT PARTNERS, INC. UNDER A MANAGER OF MANAGERS APPROACH AND USED SEVERAL SUB-ADVISERS. TURNER MANAGED SUBSTANTIALLY ALL THE ASSETS OF THE FUND UNDER THIS APPROACH.

+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

++ INCLUSIVE OF DIRECTED BROKERAGE ARRANGEMENTS, WAIVERS AND REIMBURSEMENTS. EFFECTIVE JANUARY 1, 2003, THE FUND DISCONTINUED ITS USE OF DIRECTED BROKERAGE.

(1) EFFECTIVE MAY 20, 2003 THE MAXIMUM EXPENSE CAP CHANGED FROM 1.22% TO 1.50%.

(2) ON OCTOBER 19, 2000, SHAREHOLDERS OF THE TIP TARGET SELECT EQUITY FUND (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE ALPHA SELECT FUNDS TARGET SELECT EQUITY FUND. IN CONNECTION WITH THE REORGANIZATION, SHAREHOLDERS APPROVED A CHANGE IN THE ADVISER FROM TURNER INVESTMENT PARTNERS, INC. TO CONCENTRATED CAPITAL MANAGEMENT, L.P.

(3) ON NOVEMBER 1, 2000, THE MAXIMUM EXPENSE CAP CHANGED FROM 1.30% TO 1.22%.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                               ALPHA SELECT FUNDS

                               Investment Adviser

                       Concentrated Capital Management, LP
                                1150 First Avenue
                           Park View Tower, Suite 600
                         King of Prussia, PA 19406-2816

                             Investment Sub-Adviser

                        Turner Investment Partners, Inc.
                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312

                                   Distributor

                      Turner Investment Distributors, Inc.
                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312

                                  Legal Counsel

                           Morgan, Lewis & Bockius LLP
                               1701 Market Street
                             Philadelphia, PA 19103


ADDITIONAL INFORMATION

The Statement of Additional Information contains detailed information about the Fund and is incorporated by reference into this prospectus. The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last year.

You may obtain a free copy of these documents by calling or writing the Fund. You may call the toll free number given below to request other information about the Fund and to make shareholder inquiries.

BY TELEPHONE: Call 1-866-BI-ALPHA or
1-866-242-5742

BY MAIL: Write to
Alpha Select Funds
P.O. Box 219520
Kansas City, Missouri 64105-9520

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Alpha Select Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Investment Company Act registration number is 811-8104.


ALP-F-001-05

                               ALPHA SELECT FUNDS

                            TARGET SELECT EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                               INVESTMENT ADVISER:
                      CONCENTRATED CAPITAL MANAGEMENT L.P.

                             INVESTMENT SUB-ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.



This Statement of Additional Information is not a prospectus and relates only to the Target Select Equity Fund (the "Fund"). It is intended to provide additional information regarding the activities and operations of the Alpha Select Funds (the "Trust"), and should be read in conjunction with the Fund's Prospectus dated January 31, 2004. The Prospectus may be obtained without charge by calling 1-866-BI-ALPHA.


January 31, 2004

                                           TABLE OF CONTENTS

                                                                                                     Page
THE TRUST.............................................................................................S-1

INVESTMENT OBJECTIVE..................................................................................S-1

INVESTMENT POLICIES...................................................................................S-1

DESCRIPTION OF PERMITTED INVESTMENTS..................................................................S-2

INVESTMENT LIMITATIONS...............................................................................S-25

PORTFOLIO TURNOVER...................................................................................S-28

THE ADVISER..........................................................................................S-30

THE SUB-ADVISER......................................................................................S-32

THE ADMINISTRATOR....................................................................................S-34

THE DISTRIBUTOR......................................................................................S-35

CODE OF ETHICS.......................................................................................S-36

TRUSTEES AND OFFICERS OF THE TRUST...................................................................S-37

COMPUTATION OF YIELD AND TOTAL RETURN................................................................S-41

PURCHASE AND REDEMPTION OF SHARES....................................................................S-42

DETERMINATION OF NET ASSET VALUE.....................................................................S-43

TAXES ...............................................................................................S-44

PORTFOLIO TRANSACTIONS...............................................................................S-47

VOTING ..............................................................................................S-50

DESCRIPTION OF SHARES................................................................................S-51

SHAREHOLDER LIABILITY................................................................................S-52

LIMITATION OF TRUSTEES' LIABILITY....................................................................S-52

PROXY VOTING.........................................................................................S-52

CONTROL PERSONS AND PRINCIPAL  SHAREHOLDERS..........................................................S-53

INDEPENDENT AUDITORS.................................................................................S-53

CUSTODIAN............................................................................................S-53

LEGAL COUNSEL........................................................................................S-54

FINANCIAL STATEMENTS.................................................................................S-54

APPENDIX A - RATINGS DESCRIPTIONS.....................................................................A-1

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.....................................................B-1


THE TRUST

This Statement of Additional Information relates only to Class I shares of the Target Select Equity Fund (the "Fund"). The Fund is a non-diversified separate series of the Alpha Select Funds (the "Trust"), an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated October 25, 1993, and amended on December 10, 1998. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of that Fund represents an equal proportionate interest in that portfolio. See "Description of Shares." Currently, only the Fund exists as a portfolio of the Trust.

On November 1, 2000, the Fund acquired all the assets and liabilities of the Turner (formerly TIP) Funds' TIP Target Select Equity Fund. Performance information presented prior to that date refers to the Turner Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Fund.

INVESTMENT OBJECTIVE

TARGET SELECT EQUITY FUND -- The Fund seeks long term capital appreciation.

INVESTMENT POLICIES

TARGET SELECT EQUITY FUND -- Under the general supervision of the Adviser, and for each investment strategy, the Sub-Advisers will invest in a minimum of 10 equity securities that it believes have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The Fund seeks to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of the Fund's money-management firms. The Sub-Advisers manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment are allocated to the Sub-Advisers by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 80% of its total assets) in equity securities of both U.S. and foreign issuers. Selection of equity securities will not be restricted by market capitalization, and the Fund's Sub-Advisers will employ their own proprietary investment processes in managing assets.

Assets of the Fund may also be invested in shares of other investment companies, American Depository Receipts ("ADRs") and real estate investment trusts

("REITs"). The Fund may also invest up to 15% of its net assets in illiquid securities. The Fund may invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and purchase fixed income securities, including securities rated below investment grade. Debt securities rated below investment grade, i.e., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%, although Fund management currently does not expect its investment in junk bonds to be significant. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions.

Under normal circumstances, each Sub-Adviser may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes or during periods when the Adviser determines that market conditions warrant, each Sub-Adviser may invest up to 100% of the assets under its management in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives.

DESCRIPTION OF PERMITTED INVESTMENTS

SMALL AND MID-CAPITALIZATION COMPANIES. The Fund may invest some of its assets in equity securities of small and mid-capitalization companies, which involves greater risk than is customarily associated with investments in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In addition, these companies may be more vulnerable to adverse business or economic events than larger, more established companies. Because of these factors, the Fund believes that its shares may be suitable for investment by persons who can invest without concern for current income and who are in a financial position to assume above-average investment risk in search of above-average long-term reward. The Fund is not intended as a complete investment program but is designed for those long-term investors who can sustain above-average fluctuations in net asset value.

While the small and mid-capitalization issuers may offer greater opportunities for capital appreciation than large capitalization issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, the Fund should be considered as a long-term investment and not as a vehicle for seeking short-term profits.

The securities of small and mid-capitalization companies may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities to meet redemptions or otherwise may require the Fund to sell these securities at a discount from market prices or during periods when in management's judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

While the process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Investing in small companies requires careful initial selection as well as specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally not well known to most individual investors although some may be dominant in their respective industries. Fund management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. While such companies may not be counted upon to develop into major industrial companies, management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the Fund.

Equity securities of specific small and mid-capitalization issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small and mid-capitalization issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Foreign Investment Risks

FOREIGN MARKET RISK. Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

FOREIGN ECONOMY RISK. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

CURRENCY RISK AND EXCHANGE RISK. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as "currency risk," means that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas while a weak U.S. dollar will increase those returns.

GOVERNMENTAL SUPERVISION AND REGULATION/ACCOUNTING STANDARDS. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company's securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company's financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

CERTAIN RISKS OF HOLDING FUND ASSETS OUTSIDE THE UNITED STATES. The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in higher operating expense ratio for the Fund than investment companies invested only in the U.S.

SETTLEMENT RISK. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

PORTFOLIO TURNOVER. An annual portfolio turnover rate in excess of 100% may result from the Fund's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion values fluctuate directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

DEBT SECURITIES. The Fund may hold convertible and nonconvertible debt securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. In purchasing such securities, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

ILLIQUID OR RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

The Fund may invest in securities that are not registered ("restricted securities") under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may not be listed on an exchange or traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

144A SECURITIES. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Trustees has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Trustees. The Board of Trustees has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT COMPANY SHARES. The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, the Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

AMERICAN DEPOSITARY RECEIPTS ("ADRs"). The Fund may invest up to 10% of its total assets in the securities of non-U.S. issuers in the form of ADRs. ADRs are receipts issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. The Fund may invest in unsponsored ADRs.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs are a type of pooled investment vehicle that invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly or indirectly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by the REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code in order to avoid entity level tax and to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and failing to maintain their exemptions from registration under the 1940 Act. REITs are also subject to changes in the Code, including changes involving their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis and through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates an account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

DERIVATIVES. The Fund may use instruments referred to as Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the Standard & Poor's 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

HEDGING. The Fund may use Derivatives for hedging purposes including participatory hedges. Hedging is a strategy in which a Derivative is used to offset the risk that other fund holdings may decrease in value. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by the Fund or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced.

The Fund may use Derivative instruments and trading strategies that include the following:

INDEXED AND INVERSE SECURITIES. The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. The Fund may also invest in a debt security which returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index (that is, a security the value of which will move in the opposite direction of changes to an index). For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve currency risk, leverage risk and liquidity risk. The Fund may invest in indexed and inverse securities for hedging purposes only. When used for hedging purposes, indexed and inverse securities involve correlation risk.

OPTIONS ON SECURITIES AND SECURITIES INDICES.

PURCHASING PUT OPTIONS. The Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices which are correlated with securities held in its portfolio. When the Fund purchases a put option, in consideration for an up front payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk, and may also involve liquidity and credit risk. The Fund will not purchase put options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund's total assets.

PURCHASING CALL OPTIONS. The Fund may also purchase call options on securities it intends to purchase or securities or interest rate indices, which are correlated with the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

WRITING CALL OPTIONS. The Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which correlates with securities held in its portfolio. When the Fund writes a call option, in return for an option premium, the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

WRITING PUT OPTIONS. The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread"). Writing a put option may involve substantial leverage risk.

The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A call or put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in the "Risk Factors in Derivatives" section. A call option will also be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

TYPES OF OPTIONS. The Fund may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives".

FUTURES. The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

SWAPS. The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Securities and Exchange Commission ("SEC") in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and their share price and yield.

FOREIGN EXCHANGE TRANSACTIONS.

The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a forward foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

The Fund may invest in fixed-income securities. The values of fixed income securities tend to vary inversely with interest rates, and may be affected by market and economic factors, as well as by developments impacting specific issuers.

CURRENCY FUTURES. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See the "Futures" section. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See the section "Types of Options" above and "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC

Derivatives". Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund's hedging strategies will be ineffective. To the extent that the Fund hedges against anticipated currency movements which do not occur, the Fund may realize losses, and will decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN DERIVATIVES

Derivatives are volatile and involve significant risks, including:

o Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

o Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

o Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses, which exceed the amount originally invested by the Fund. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

SECURITIES LENDING. The Fund may lend securities with a value not exceeding 33 1/3 % of its total assets to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of such a loan, the Fund typically receives the income on both the loaned securities and the collateral and thereby increases its yield. In certain circumstances, the Fund may receive a flat fee for its loans. Such loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of proceeds involves leverage. The Fund will enter into a reverse repurchase agreement for leveraging purposes only when the Investment Adviser believes that the interest income to be earned from the investment of the proceeds or the gain for the security to be obtained by effecting the transaction would be greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

BORROWING AND LEVERAGE. The Fund may also, to a limited extent, borrow money and utilize leveraging techniques. The use of leverage by the Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses of the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser, in its best judgment, nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the reduced return.

Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Fund at times may borrow, including from affiliates, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

WARRANTS. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

GLOBAL DEPOSITORY RECEIPTS ("GDRS"). GDRs are issued globally and evidence a similar ownership interest in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are designed for trading in non-U.S. securities markets. GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depository, whereas an unsponsored facility may be established by a depository without participation by the issuer of the receipt's underlying security.

MONEY MARKET INSTRUMENTS. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

ASSET-BACKED SECURITIES. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by the Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer term security. Since longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Fund.

MORTGAGE-RELATED SECURITIES. Mortgage-backed securities are "pass-through" securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by the Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund.

NON-DIVERSIFICATION The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. Although the Adviser and the Sub-Adviser generally do not intend to invest more than 5% of the Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), as a non-diversified investment company, it may make more investments of that type than a diversified investment company is permitted to make, and the value of the shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which requires that the Fund be diversified (i.e., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders", usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

RECEIPTS. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accredited over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

RIGHTS. Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

SHORT-TERM OBLIGATIONS. Commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations.

U.S. GOVERNMENT SECURITIES. U.S. Government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by certain agencies or instrumentalities of the U.S. Government, including GNMA, Fannie Mae, FHLMC, Federal Farm Credit Bank, Farm Credit System Financial Assistance Corporation, Federal Home Loan Banks, Financing Corporation, Federal Home Loan Bank, Maritime Administration, Resolution Funding Corporation, Small Business Administration (SBA loan pools and the guaranteed portions of single loan sales), Student Loan Marketing Association and Washington Metropolitan Area Transit Authority. Direct obligations of the U.S. Treasury include a variety of securities that differ primarily in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will not invest in obligations issued by an instrumentality of the U.S. Government unless the Investment Adviser determines that the instrumentality's credit risk makes its securities suitable for investment by the Fund.

U.S. TREASURY OBLIGATIONS. U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

YANKEE OBLIGATIONS. Yankee Obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankees selected for the Fund will adhere to the same quality standards as those utilized or the selection of domestic debt obligations.

ZERO COUPON SECURITIES. STRIPS and Receipts (TRs, TIGRs, LYONS and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes that are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. The Fund accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

CORPORATE ZERO COUPON SECURITIES - Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

SUITABILITY. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser, the Sub-Adviser and their affiliates. The Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in equity securities, including the risk of loss of principal.

OTHER SPECIAL CONSIDERATIONS. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. Short-term investments and temporary defensive positions may limit the potential for growth in the value of shares of the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Make any investment inconsistent with the diversification requirement under the Code necessary to qualify as a regulated investment company.

2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein (including real estate investment trusts).

4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) the Fund may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3 % of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act, in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, although the Fund is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, the Fund is required to comply with certain requirements under the Code.

In addition, the Trust has adopted non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval. Under the non-fundamental restrictions, the Fund may not:

1. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

2. Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Trustees of the Trust have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees of the Trust are not subject to the limitations set forth in this investment restriction.

3. Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

4. Lend its portfolio securities, if, as a result, more than 33% of its total assets would be lent to other parties.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Trust has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of the shareholders. However, the Trustees will not change or modify this policy prior to the change or modification by the SEC staff of its position.

Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their trustees, directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

PORTFOLIO TURNOVER

The Fund will effect portfolio transactions without regard to holding period only if, in its management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the Fund's investment policies, under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, it is impossible to predict portfolio turnover rates.

The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in correspondingly higher brokerage commission expenses and may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends.

For the fiscal years ended September 30, 2001, 2002 and 2003, the portfolio turnover rates of the Fund were as follows:

             ---------------------------------------------- -----------------------------------------------
             FUND                                           PORTFOLIO TURNOVER RATE
                                                            -------------- -------------- -----------------
                                                            2001           2002           2003
             ---------------------------------------------- -------------- -------------- -----------------
             Target Select Equity Fund                      681.78%        984.03%        837.39%
             ---------------------------------------------- -------------- -------------- -----------------

For the fiscal years ended September 30, 2001, 2002 and 2003 the Fund paid aggregate brokerage commissions as follows:

       ------------------------------------- -------------------- -------------------- --------------------
       FUND                                  2001                 2002                 2003
       ------------------------------------- -------------------- -------------------- --------------------
       Target Select Equity Fund             $22,334              $18,348              $15,592
       ------------------------------------- -------------------- -------------------- --------------------

The brokerage commissions paid by the Fund to the Distributor for the fiscal years ended September 30, 2001, 2002 and 2003 were as follows:

       ------------------------------------- -------------------- -------------------- --------------------
       FUND                                  2001                 2002                 2003
       ------------------------------------- -------------------- -------------------- --------------------
       Target Select Equity Fund             N/A                  $1,660               $10,114
       ------------------------------------- -------------------- -------------------- --------------------


For the fiscal year ended September 30, 2003, the percentage of brokerage commissions paid by the Fund to the Distributor, and the percentage of each Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker were as follows:

       ------------------------------------- -------------------------------- -----------------------------
                                                                                  PERCENTAGE OF FUND
                                                                                TRANSACTIONS INVOLVING
                                               PERCENTAGE OF COMMISSIONS PAID    COMMISSION PAYMENTS TO
       FUND                                         TO DISTRIBUTOR                    DISTRIBUTOR
       ------------------------------------- -------------------------------- -----------------------------
       Target Select Equity Fund                         80.32%                          0.14%
       ------------------------------------- -------------------------------- -----------------------------

The total amount of securities of Broker/Dealers held by the Fund for the fiscal year ended September 30, 2003 were as follows:


-------------------------- ------------------------------------ ----------------------- ----------------------------
                                                                  TOTAL AMOUNT OF
                                                                 SECURITIES HELD BY
         FUND                    NAME OF BROKER/DEALER                  FUND                 TYPE OF SECURITY
-------------------------- ------------------------------------ ----------------------- ----------------------------
Target Select Equity Fund            JP Morgan Chase                   $11,363          Equity
-------------------------- ------------------------------------ ----------------------- ----------------------------
                                      Merrill Lynch                     $9,635          Equity
-------------------------- ------------------------------------ ----------------------- ----------------------------
                               Morgan Stanley Dean Witter               $3,028          Equity
-------------------------- ------------------------------------ ----------------------- ----------------------------
                               Morgan Stanley Dean Witter              $43,858          Debt
-------------------------- ------------------------------------ ----------------------- ----------------------------


THE ADVISER

The Trust and Concentrated Capital Management, LP ("CCM" or the "Adviser"), have entered into an advisory agreement (the "Advisory Agreement"). CCM is a professional investment management firm founded on May 19, 2000. Under the Advisory Agreement, the Adviser continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Fund's Sub-Advisers. The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement as to the Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Advisory fee is comprised of a base fee and a performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The Fund's base fee is accrued daily and paid monthly, based on average net assets during the performance period. The performance period consists of the current month plus the previous 11 months.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of the Fund's performance benchmark (the Russell 3000 Index) over the 12-month period. The annual performance adjustment is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee. The base advisory fee, annual adjustment rate and over/under performance relative to the benchmark is as follows:


---------------------------------------------- ---------------------------------------------------------------------

                                               -------------------- ------------------------- ----------------------
                                                                                                   OVER/UNDER
                           FUND NAME             BASE ADVISORY FEE    ANNUAL ADJUSTMENT RATE      PERFORMANCE
------------------------------------------- -- -------------------- ------------------------- ----------------------
Target Select Equity                                 1.0625%               +/- 0.15%                +/- 3.00%
------------------------------------------- -- -------------------- ------------------------- ----------------------

For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid (had reimbursed) the following advisory fees:

-------------------------- --------------------------------------------- ---------------------------------------
                                       ADVISORY FEES PAID
           FUND                      (EXPENSES REIMBURSED)                         ADVISORY FEES WAIVED
-------------------------- --------------------------------------------- ---------------------------------------
                               2001           2002            2003          2001         2002          2003
-------------------------- -------------- -------------- --------------- ----------- ------------- -------------
Target Select Equity        $(203,820)     $(170,886)      $(149,694)     $27,508       $6,670       $10,857
-------------------------- -------------- -------------- --------------- ----------- ------------- -------------

CCM contractually agreed to waive fees and to reimburse expenses in order to keep net total operating expenses of the Class I shares from exceeding 1.50% through January 31, 2007.

SPECIAL CONSIDERATIONS REGARDING THE MULTI-ADVISER APPROACH

The Adviser oversees the portfolio management services provided to the Fund by the Sub-Advisers. Subject to the review of the Trustees, the Adviser monitors each Sub-Adviser to assure that the Sub-Adviser is managing its segment of the Fund consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in Subchapter M of the Code. The Adviser also provides the Fund with certain administrative services, including maintenance of certain Fund records and assistance in the preparation of the Fund's registration statement under federal and state laws. Because each Sub-Adviser will be managing its segment of the Fund independently from the other Sub-Advisers, the same security may be held in two different segments of the Fund, or may be acquired for one segment of the Fund at a time when the

Sub-Adviser of another segment deems it appropriate to dispose of the security from that other segment. Similarly, under some market conditions, one or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity markets is appropriate for their segments of the Fund. Because each Sub-Adviser directs the trading for its own segment of the Fund, and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund.

Because each segment of the Fund may perform differently from the other segments depending upon the investment style employed, the investments held and changing market conditions, one segment may be larger or smaller at various times than the other segments. Periodically, capital activity will be apportioned to preserve the initial allocation designated for each segment's investment style. However, the Adviser may, subject to review by the Trustees, allocate new investment capital differently. This action may be necessary, if for example, a Sub-Adviser determined that it desires no additional investment capital for a segment or if an investment style becomes out of favor or more profitable than other investment styles.

MANAGER OF MANAGERS OPTION

The Trust may, on behalf of the Fund, seek to achieve its investment objective by using a "manager of managers" structure. Under a manager of managers structure, CCM acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among sub-advisers, and to recommend that the Trustees hire, terminate or replace sub-advisers without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional Sub-Advisers for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager-of-managers approach is chosen.

THE SUB-ADVISER

The Sub-Advisory Agreement provides that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

After the first two years, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Sub-Adviser on 90 days' written notice to the Trust.

The Fund currently has one Sub-Adviser -- Turner Investment Partners, Inc.

TURNER INVESTMENT PARTNERS, INC. -- Turner Investment Partners, Inc. ("Turner" or the "Sub-Adviser"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania serves as a Sub-Adviser for a portion of the assets of the Fund. As of December 31, 2003, Turner had approximately $12 billion in client assets under management.

The Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. The Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees. For its services, the Sub-Adviser is entitled to receive a base fee from the Adviser, which is calculated daily and paid quarterly, at an annual rate of 0.65% of the average daily net assets of the Fund allocated to it. This fee may be higher or lower depending on the Fund's performance relative to a benchmark. Currently, Turner manages 100% of the Fund's total assets.

In addition, the Adviser will make contributions to a bonus pool out of the revenues it receives as investment adviser to the Fund to the extent the Fund outperforms the Russell 3000 Index. This bonus pool will then be used to provide additional compensation to a Sub-Adviser that outperforms the benchmark index designated for a particular investment style.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory and Sub-Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from CCM and Turner. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory and Sub-Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from CCM and Turner about (a) the quality of CCM's and Turner's investment management and other services; (b) CCM's and Turner's investment management personnel; (c) CCM's and Turner's operations and financial condition; (d) CCM and Turner's brokerage practices (including any soft dollar arrangements) and other investment strategies; (e) the level of the advisory and sub-advisory fees that CCM and Turner charge the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of CCM's and Turner's profitability from its Fund-related operations; (h) CCM's and Turner's compliance systems; (i) CCM's and Turner's policies on and compliance procedures for personal securities transactions; (j) CCM's and Turner's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from CCM and Turner presented additional oral and written information to the Trustees to help the Trustees evaluate CCM's and Turner's advisory and sub-advisory fees and other aspects of the Advisory and Sub-Advisory Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that they received before the meeting and CCM's and Turner's oral presentation and any other information that the Trustees received at the meeting, and deliberated on the approval of CCM's and Turner's Advisory and Sub-Advisory Agreements in light of this information. In its deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that terms of Turner's Advisory Agreement are fair and reasonable; (b) concluded that Turner's fees are reasonable in light of the services that Turner provides to the Funds it advises; and (c) agreed to renew the Agreement for another year.

THE ADMINISTRATOR

The Trust and Turner Investment Partners, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement") which took effect on October 1, 2001. The Administration Agreement provides that the Administrator shall perform or supervise the performance of others providing administrative services, such as regulatory or performance reporting, fund accounting and related accounting services, in connection with the operation of the Fund. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Under the Administration Agreement, Turner may enter into agreements with service providers to provide administration services to the Fund. The Administration Agreement shall remain in effect for a period of two (2) years after its effective date and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The previous administrator, SEI Investments Global Fund Services ("SIGFS"), is a Delaware business trust that has its principal business offices at Oaks, Pennsylvania 19456. SIGFS now serves as the Trust's Sub-Administrator. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in SIGFS. SEI Investments and its subsidiaries and affiliates, including SIMC, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

For the fiscal years ended September 30, 2001, 2002 and 2003, the Fund paid the following administrative fees:

             -------------------------------- ---------------------------------------------------------
                          FUND                                ADMINISTRATIVE FEES PAID
             -------------------------------- ---------------------------------------------------------
                                                    2001 1               2002               2003
             -------------------------------- ------------------ --------------------- ----------------
             Target Select Equity Fund             $65,000              $1,043              $630
             -------------------------------- ------------------ --------------------- ----------------

             1 These fees were paid to SIGFS.

THE DISTRIBUTOR

Turner Investment Distributors, Inc. (the "Distributor"), and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Fund effective October 1, 2001. The Distributor's principal place of business is 1205 Westlakes Drive, Suite 100, Berwyn, PA, 19312. The Distributor is a registered broker-dealer subsidiary of Turner, and is a member of the NASD. Formerly, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments, served as distributor to the Fund.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act on behalf of the Fund's Class C Shares.

The distribution plan for Class C Shares provides for payments to the Distributor at an annual rate of 0.75% of the Fund's average daily net assets. These payments are characterized as "Compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may, therefore, be higher or lower than its actual expenses. These payments may be used to compensate the Distributor for its services in connection with distribution assistance or provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. If the Distributor's expenses are less than its fee under the Plan, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher. Because these fees are paid out of the Fund's assets on an ongoing basis over time these fees will increase the cost of your investment.

The Trust has adopted a shareholder servicing plan for its Class A and Class C Shares.

Under the shareholder service plan applicable to Class A and Class C, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may pay the Distributor a fee at a negotiated rate of up to 0.25% annually of the average daily net assets of the Fund attributable to Class A or Class C Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by the Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. Trustees are experienced business persons, who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide essential management services to the Trust, and to review performance. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

Unless otherwise noted, the business address of each Trustee and each Executive Officer is Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

INTERESTED TRUSTEE

JOHN H. GRADY, JR. (DOB 06/01/61) - Interested Trustee, Executive Vice President & Secretary since 2001. General Counsel and Chief Operating Officer of Turner from 2001 to August 2003; currently, Chief Legal Officer. TID President, Chief Operating Officer since September 2001. Partner, Morgan, Lewis & Bockius LLP (law firm) (October 1995-January 2001).

NON-INTERESTED TRUSTEES

ALFRED C. SALVATO (DOB 01/09/58) - Trustee - Treasurer, Thomas Jefferson University, since 1995, and Assistant Treasurer, 1988-1995. Mr. Salvato also serves as a Trustee of the Turner Funds.

RONALD FILANTE (DOB 11/19/45) - Trustee - Associate Professor of Finance, Pace University, since 1987.

EXECUTIVE OFFICERS

TODD B. CIPPERMAN (DOB 02/14/66) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1996 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1995. Previously, Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn (law firm), 1991-1994.

PETER GOLDEN (DOB 6/27/64) - SEI Investments, Oaks PA, 19456 - Controller and Chief Financial Officer since 2001 - Director of Funds Accounting of SEI Investments (investment management company) since June 2001; Previously, Vice President of Fund Administration, J.P. Morgan Chase & Co. (investment bank), March 2000 to April 2001; Vice President, Fund and Pension Accounting, June 1997 to March 2000; Administration Officer/Mutual Fund Servicing Brown Brothers Harriman (private bank), May 1993 to June 1997.

LYDIA A. GAVALIS (DOB 06/05/64) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 1999 - Vice President and Assistant Secretary of SEI Investments (investment management company) since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange (stock exchange), 1989-1998.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Vice President and Assistant Secretary of SEI Investments (investment management company) since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (investment management company) (1998 - 2000). Associate at Pepper Hamilton LLP (law firm) (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (law firm) (1994-1997).

TIMOTHY D. BARTO (DOB 3/28/68) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000 - Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of SEI Investments (investment management company) since December 1999. Associate at Dechert Price & Rhoads (law firm) (1997-1999). Associate at Richter, Miller & Finn (law firm) (1994-1997).

CHRISTINE M. MCCULLOUGH (DOB 12/2/60) - SEI Investments, Oaks PA, 19456 - Vice President and Assistant Secretary since 2000-Employed by SEI Investments (investment management company) since November 1, 1999. Vice President and Assistant Secretary of SEI Investments since December 1999. Associate at White and Williams LLP (law firm) (1991-1999). Associate at Montgomery, McCracken, Walker & Rhoads (law firm) (1990-1991).

ANTOINETTE C. ROBBINS (DOB 3/23/63) - CIMCO?? Vice President since September 2002. Director of Compliance for Turner since March 2002. Previously, Senior Gift Planning Officer, American Civil Liberties Union (May 2001 - August 2002). Assistant Vice President and Counsel, Equitable Life Assurance Society of the United States (insurance company) (February 1996 - May 2002).

JOHN J. CANNING (DOB 11/15/70) - CIMCO?? Vice President since November 2002. Assistant Director of Mutual Fund Administration and Operations, Sub-Advisory Institutional Service Product Manager for Turner since December 2000. Previously, Portfolio Implementation Analyst, SEI Investments (investment management company) (1998-2000).Transfer Agent Manager, Pilgrim Baxter and Associates (investment management company) (February 1998 - October 1998).

FUND SHARES OWNED BY TRUSTEES. The following table shows a dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Act.

--------------------------- --------------------------------------------------- ---------------------------------------
NAME                        DOLLAR RANGE OF FUND SHARES (FUND)                  AGGREGATE DOLLAR RANGE OF SHARES (ALL
                                                                                FUNDS)
--------------------------- --------------------------------------------------- ---------------------------------------
John H. Grady               $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------
Alfred C. Salvato           $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------
Ronald Filante              $0                                                  $0
--------------------------- --------------------------------------------------- ---------------------------------------

OWNERSHIP IN SECURITIES OF CCM AND RELATED COMPANIES

As reported to the Fund, the information in the following table reflects ownership by the non-interested Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

--------------------------- ----------------- --------------- -------------- --------------------- --------------------
TRUSTEE                     OWNER AND         COMPANY         TITLE OF       VALUE OF SECURITIES   PERCENT OF CLASS
                            RELATIONSHIP TO                   CLASS          ON AN AGGREGATE       ON AN AGGREGATE
                            TRUSTEE                                          BASIS                 BASIS
--------------------------- ----------------- --------------- -------------- --------------------- --------------------
Ronald Filante              N/A               N/A             N/A            N/A                   N/A
--------------------------- ----------------- --------------- -------------- --------------------- --------------------
Alfred Salvato              N/A               N/A             N/A            N/A                   N/A
--------------------------- ----------------- --------------- -------------- --------------------- --------------------


The Board holds regular quarterly meetings each year, and the Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the Adviser. The independent Trustees receive an annual retainer of $5,400 payable quarterly. In addition, independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. Compensation of officers and interested Trustees of the Trust is paid by the Adviser or the Administrator. The Trust does not offer any retirement benefits for Trustees. During the fiscal year ended September 30, 2003, there were four regular meetings and one special meeting of the Board of Trustees. The then current Trustees received the following compensation from the Trust:

----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
                                   AGGREGATE                                                         TOTAL COMPENSATION FROM
                                COMPENSATION FROM         PENSION OR                                  REGISTRANT AND FUND
                                REGISTRANT FOR THE    RETIREMENT BENEFITS     ESTIMATED ANNUAL      COMPLEX PAID TO TRUSTEES
      NAME OF PERSON,           FISCAL YEAR ENDED      ACCRUED AS PART OF       BENEFITS UPON       FOR THE FISCAL YEAR ENDED
          POSITION              SEPTEMBER 30, 2003       FUND EXPENSES           RETIREMENT            SEPTEMBER 30, 2003
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
John Grady                              $0                    N/A                    N/A                       $0
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
Ronald Filante 1                      $8,975                  N/A                    N/A                     $37,975
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------
Alfred Salvato 1                      $8,975                  N/A                    N/A                     $8,975
----------------------------- ----------------------- --------------------- ---------------------- ----------------------------

1 Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

The Trust has an Audit Committee, which assists the Board of Trustees in fulfilling its duties relating to the Trust's accounting and financial reporting practices, and also serves as a direct line of communication between the Board of Trustees and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

From October 1, 2002 through September 30, 2003, the Audit Committee was comprised of Messrs. Filante, and Salvato, being all of the independent Trustees. The independent Trustees receive a fee of $175 per audit committee attended. During that period, there were four meetings of the Audit committee. All of the members of the Audit Committee participated at each meeting.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for Class I shares of the Fund for the 30-day period ended September 30, 2003 was 0.45%.

The total return of the Fund, both before and after taxes, refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return before taxes will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return (before taxes); n = number of years; and ERV = ending redeemable value as of the end of the designated time period. Total return after taxes on distributions will be calculated according to the following formula: P (1 + T)n = ATVD, where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVD = ending redeemable value as of the end of the designated time period, after taxes on fund distributions, but not after taxes on redemption. Total return after taxes on distributions and redemption will be calculated according to the following formula: P (1 + T)n = ATVDR where P = a hypothetical initial payment of $1,000; T = average annual total return (after taxes on distributions); n = number of years; and ATVDR = ending redeemable value as of the end of the designated time period, after taxes on fund distributions and on redemption. Each of the above formulas assumes a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return before taxes, after taxes on distributions, and after taxes on distributions and redemption for Class I Shares of the Fund, from inception through September 30, 2003, and for the one year and five year period ended September 30, 2003 were as follows:

     ----------------------------------------------------------
            AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)
     ----------------------------------------------------------
         One Year        Five Year         Since Inception
     ----------------- --------------- ------------------------
          23.82%           0.83%                1.33%
     ----------------- --------------- ------------------------


  ----------------------------------------------- -----------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON
                  DISTRIBUTIONS)                          DISTRIBUTIONS AND REDEMPTIONS)
  ----------------------------------------------- -----------------------------------------------
  One Year         Five Year       Since          One Year        Five Year      Since Inception
                                   Inception
  ---------------- --------------- -------------- --------------- -------------- ----------------
      23.82%          (4.41)%         (3.27)%         15.48%         (0.97%)         (0.35%)
  ---------------- --------------- -------------- --------------- -------------- ----------------


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which the Fund and the New York Stock Exchange are closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Fund's net asset value per share is computed once daily, Monday through Friday at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued under the direction of the Administrator. The Administrator or its delegates may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Corporate debt securities and mortgage-related securities held by the Fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service, approved by the Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by the Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund is generally valued at the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Trustees.

If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Adviser determines their fair value for purposes of determining market-based value, following procedures approved by the Trustees. The Trustees periodically review such procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

TAXES

The following is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not discussed in the Fund's Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Fund or its shareholders and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, (and any retained amount from that prior calendar year on which the Fund paid no federal income tax).

The Fund intends to make sufficient distributions to avoid liability for the federal excise tax but can make no assurances that distributions will be sufficient to avoid this tax. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Investment Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

The Fund receives income generally in the form of dividends and interest on Fund investments. This income, less expenses incurred in the operation of the Fund, constitutes its net investment income from which dividends may be paid to you. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares. Any distributions by the Fund may be taxable to shareholders regardless of whether they are received in cash or in additional shares. The Fund may derive capital gains and losses in connection with sales or other dispositions of the Fund's portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gains regardless of how long you have held your shares in the fund. Currently, the maximum tax rate on long-term capital gains is 15%.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.


For corporate investors in the Fund, dividend distributions the Fund designates to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the Funds was a regular corporation.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The Fund's transactions in certain futures contracts, options, forward contracts, foreign currencies, foreign debt securities, and certain other investment and hedging activities will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

If the Fund fails to qualify as a RIC for any taxable year, it will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of the Fund's current and accumulated earnings and profits. In such case, thedividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action beneficial to shareholders.


The Fund may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

The Fund is not liable for any income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.


PORTFOLIO TRANSACTIONS

Under the general supervision of the Adviser, the Sub-Adviser is authorized to select brokers and dealers to effect securities transactions for the Fund. The Sub-Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. The Sub-Adviser seeks to select brokers or dealers that offer the Fund best price and execution or other services which are of benefit to the Fund.

Purchases of portfolio securities for the Fund may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a commission paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Adviser will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available and the transaction involves a brokerage commission, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Adviser or its affiliates that they may lawfully and appropriately use in their investment advisory capacity for the Fund and for other accounts, as well as provide other services in addition to execution services. The Sub-Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by them under the agreements, to be useful in varying degrees, but of indeterminable value. The Adviser and Sub-Adviser anticipate that these opportunities will arise infrequently if at all.

The placement of portfolio transactions with broker-dealers who sell shares of the Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided that the Trust's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Sub-Advisers may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute their portfolio transactions.

While the Fund's general policy is to seek to obtain the most favorable price and execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to the Fund or to the Sub-Adviser, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by the Sub-Adviser in advising other clients. The Sub-Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the agreements, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Fund and the Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the Fund or assist the Sub-Adviser in carrying out its responsibilities to the Fund. The standard of reasonableness is to be measured in light of the Sub-Adviser and its overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts of the Sub-Adviser. Nevertheless, it is possible that at times the same securities will be acceptable for the Fund and for one or more of such client accounts. To the extent any of these client accounts and the Fund seeks to acquire the same security at the same time, the individual Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Sub-Adviser. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better trade execution for the Fund.

The Fund may use the Distributor and other affiliated brokers as a broker to execute portfolio transactions. In accordance with the 1940 Act, the Trust has adopted certain procedures which are designed to provide that commissions payable to affiliated brokers are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities or options exchanges during a comparable period of time. The Fund does not deem it practicable or in its best interest to solicit competitive bids for commission rates on each transaction. However, consideration is regularly given to information concerning the prevailing level of commissions charged on comparable transactions by other qualified brokers. The Trustees review the procedures adopted by the Trust with respect to the payment of brokerage commissions at least annually to ensure their continuing appropriateness, and determine, on at least a quarterly basis, that all such transactions during the preceding quarter were effected in compliance with such procedures.

Depending on the Sub-Adviser' view of market conditions, the Fund may or may not purchase debt securities with the expectation of holding them to maturity. The Fund may, however, sell securities prior to maturity to meet redemptions or as a result of a revised evaluation of market conditions or of the issuer.


VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by the Fund have no preemptive, conversion, or subscription rights. The whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Currently, only the Fund exists as a portfolio of the Trust. However, if additional portfolios are added, each fund, as a separate series of the Trust, will vote separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each class of the Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Upon liquidation, shares are entitled to a PRO RATA share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of a fund. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The Class I Shares have no 12b-1 plan and no sales charges. Class A Shares are identical to Class I Shares, except that Class A Shares have a shareholder servicing plan and a front-end sales charge. Class C Shares are identical to Class I Shares, except that Class C Shares have a Rule 12b-1 plan, a shareholder service plan and a contingent-deferred sales charge.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware business trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to CCM and to Turner (with respect to the Fund). CCM and Turner will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually the Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available upon request by calling [800 number] or [standard #] or by writing to Alpha Select Funds at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of January 12, 2004, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

                                                                                                 PERCENTAGE OF
             FUND                NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER OF SHARES      FUND'S SHARES
             ----                ------------------------------------      ----------------      -------------
Target Select Equity Fund        Charles Schwab & Co. Inc.                 30,754.1700           31.95%
                                 Attn Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S FL 3
                                 Denver, CO 80209
                                 SEI Private Trust Co. Cust                23,762.3020           24.68%
                                 IRA A/C Gary E. Shugrue
                                 465 Church Rd
                                 Devon, PA 19333-1707
                                 Muriel J. & Peter J. Moran TR             14,453.6520           15.01%
                                 U/A DTD 02/12/1998
                                 Peter J. Moran Family Trust
                                 FBO N. Sharkey K. Borges P. Moran III
                                 180 Country Ln
                                 Phoenixville, PA 19460-1703

INDEPENDENT AUDITORS

The Trust's independent auditors, Ernst & Young LLP, audit the Trust's annual financial statements and review the Trust's tax returns. Ernst & Young LLP, located at 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent auditors to the Trust.

CUSTODIAN

PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153, acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Fund's Financial Statements for the fiscal year ended September 30, 2003, including the Report of Independent Auditors, are included in the Fund's most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report may be obtained free of charge by calling the Fund at 1-866-BI-ALPHA or by writing to Alpha Select Funds, P.O. Box 219520, Kansas City, Missouri 64105-9520. You may also obtain the Annual or Semi-Annual Reports, as well as other information about Alpha Select Funds, from the EDGAR Database on the SEC's website http://www.sec.gov.

                                   APPENDIX A

                              RATINGS DESCRIPTIONS


DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

Investment Grade

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative grade bond

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, DD,
and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                  CONCENTRATED CAPITAL MANAGEMENT L.P.

                           Proxy Voting Policy and Procedures

Concentrated Capital Management L.P. (CCM), acts as a fiduciary in relation to clients and the assets entrusted by them to its management. Where the assets placed in CCM's care include shares of corporate stock, and except where the client has expressly reserved to itself the duty to vote proxies, it is CCM's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

CCM has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, CCM may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. CCM will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. CCM shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Since CCM primarily invests client assets using the assistance of multiple sub-advisers and does not directly manage or control client assets on a day-to-day basis, CCM does not expect there to be any meetings convened at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of its clients. However, where client holdings are voting securities and a meeting of securityholders is convened, and further CCM is expected to vote the proxies in the absence of a sub-adviser or otherwise, CCM will take the following steps to carry out its fiduciary duties as to the client(s) and its assets:

         A. CCM will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

         B. CCM will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended.

         C. CCM will periodically review the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. CCM will periodically satisfy itself that PVS operates a system reasonably designed to identify all such meetings and to provide CCM with timely notice of the date, time and place of such meetings.

         D. CCM will further review the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and will satisfy itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests.

         E. Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for CCM's client accounts, CCM has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with its preferences. PVS will vote any such shares subject to that direction in strict accordance with all such instructions.

Conflicts of Interest:

CCM's stock is not publicly traded, and it is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. While it believes that any particular proxy issues involving companies that engage CCM, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the officers of CCM will determine, by surveying the Firm's employees or otherwise, whether CCM, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision to provide direction to PVS on a given vote or issue. Further to that end, CCM will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in CCM client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review. CCM will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how CCM voted proxies, please contact:

         Concentrated Capital Management L.P.
         -------------------
         -------------------
         Attention: President

--------------------------------------------------------------------------------


Recordkeeping:

CCM shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by CCM that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.



Adopted:  This __ day of August, 2003

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.
Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients. Obtaining Proxy Voting
Information:

To obtain information on how Turner voted proxies, please contact:

         John H. Grady, Chief Operating Officer, or
         Andrew Mark, Director of Operations
         and Technology Administration
         C/o Turner Investment Partners, Inc.
         1205 Westlakes Drive, Suite 100
         Berwyn, PA 19312
Recordkeeping:

     Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: This 1st day of July, 2003